SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2010

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32194	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street Norwalk, Connecticut		06854
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 852-5666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (this “Amendment”) to Current Report on Form 8-K amends the Current Report on Form 8-K filed by EDGAR Online, Inc. (the “Company”) on November 29, 2010, which disclosed the completion, on November 22, 2010, of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 23, 2010, among the Company, UBM Acquisition Corp., a Washington corporation and a wholly owned subsidiary of the Company (“Acquisition Sub”), and UBmatrix, Inc., a Washington corporation (“UBmatrix”), upon the terms and subject to the conditions of the Merger Agreement.

This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

(i) The audited balance sheets of UBmatrix as of September 30, 2009 and 2008 and the related statements of operations, redeemable convertible preferred stock and stockholders’ deficit and cash flows for the fiscal years then ended are included in Exhibit 99.2 to this report and incorporated by reference herein.

(ii) The balance sheets of UBmatrix as of June 30, 2010 (unaudited) and September 30, 2009 and the related statements of operations, redeemable convertible preferred stock and stockholders’ deficit and cash flows for the fiscal periods ended June 30, 2010 and June 30, 2009 (unaudited) are included in Exhibit 99.2 to this report and incorporated by reference herein.

(b)	Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of June 30, 2010 and pro forma condensed combined statements of operations for the fiscal year ended December 31, 2009 and the six-month period ended June 30, 2010 are included as Exhibit 99.3 to this report and incorporated by reference herein.

(d)	Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of BDO USA, LLP

99.1	Press Release, dated November 23, 2010. (Previously filed with EDGAR Online, Inc.’s Current Report on Form 8-K as filed with the SEC on November 29, 2010, and hereby incorporated by reference herein.)

99.2	Financial Statements of UBmatrix for the years ending September 30, 2009 and 2008 and Unaudited Interim Financial Statements of UBmatrix for the nine month periods ending June 30, 2010 and 2009.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of EDGAR Online, Inc. and Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ David Price
David Price
Executive Vice President and Chief Financial Officer

Dated: February 7, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of BDO USA, LLP

99.1	Press Release, dated November 23, 2010. (Previously filed with EDGAR Online, Inc.’s Current Report on Form 8-K as filed with the SEC on November 29, 2010, and hereby incorporated by reference herein.)

99.2	Financial Statements of UBmatrix for the years ending September 30, 2009 and 2008 and Unaudited Interim Financial Statements of UBmatrix for the nine month periods ending June 30, 2010 and 2009.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of EDGAR Online, Inc. and Subsidiaries.